Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2012,

with respect to

Thrivent Partner Worldwide Allocation Fund

The summary sections of the prospectuses for Thrivent Partner Worldwide Allocation Fund (the “Fund”) are amended, effective July 27, 2012. The last paragraph of the “Principal Strategies” section of each Fund prospectus is deleted in its entirety and replaced with the following:

Principal Global Investors, LLC manages the international large-cap growth assets. Mercator Asset Management, LP manages the international large-cap value assets but also manages, to a lesser extent, emerging markets equity assets. Aberdeen Asset Managers Limited and DuPont Capital Management Corporation also manage the emerging markets equity assets. Victory Capital Management Inc. manages the international small- and mid-cap assets. Goldman Sachs Asset Management, L.P. manages the emerging markets debt assets. The Adviser manages the assets allocated to U.S. securities.

The “Investment Adviser(s)” paragraph is also amended to add DuPont Capital Management Corporation as an additional sub-adviser that Thrivent Asset Management, LLC has engaged to manage a portion of the Fund’s assets.

In addition, the “Portfolio Manager(s)” paragraph is also amended to add the following sentence:

Rafi U. Zaman, CFA has served as portfolio manager for the portion of the Fund managed by DuPont Capital since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, at DuPont Capital and has oversight for all Global Equity strategies at the firm. He joined DuPont Capital in 1998.

The non-summary sections of the prospectuses for the Fund are also amended, effective July 27, 2012. The following paragraph is added after the last full paragraph of page 92 of each prospectus:

The investment focus for DuPont Capital Management Corporation (“DuPont Capital”), one of the Fund’s subadvisers, is emerging markets equity assets. DuPont Capital seeks to identify emerging market companies trading at a discount relative to such companies’ estimated normalized earning potential by using in-depth fundamental analysis combined with top-down country-risk assessment. It attempts to build a portfolio with a long-term investment horizon that it believes will achieve excess returns with below-average risk relative to the broader emerging market equity universe.

The “Portfolio Management” section, which is underneath the “Management, Organization and Capital Structure” heading, with respect to the Fund is also revised. The first paragraph underneath “Thrivent Partner Worldwide Allocation Fund” is deleted in its entirety and replaced with the following:

Thrivent Asset Mgt. has engaged Mercator Asset Management, LP (“Mercator”), 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486; Principal Global Investors, LLC (“Principal”), 801 Grand Avenue, Des Moines, Iowa 50392; Aberdeen Asset Managers Limited (“Aberdeen”), 10 Queen’s Terrace, Aberdeen, United Kingdom AB10 1YG; DuPont Capital Management Corporation (“DuPont Capital”), One Righter Parkway, Suite 3200, Wilmington, Delaware 19803; Victory Capital Management Inc. (“Victory”), 127 Public Square, Cleveland, OH 44114; and Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282-2198, as investment subadvisers for Thrivent Partner Worldwide Allocation Fund.

In addition, the following paragraph is added after the fourth paragraph underneath “Thrivent Partner Worldwide Allocation Fund”:

DuPont Capital is a wholly owned subsidiary of the E. I. du Pont de Nemours and Company and is an independent registered investment adviser with a broadly diversified product offering. It was established in 1975 and became an SEC-registered investment adviser in 1993. As of December 31, 2011, DuPont Capital managed approximately $25.9 billion in assets, including separate accounts and mutual funds. Rafi U. Zaman, CFA has served as portfolio manager for the portion of the Fund managed by DuPont Capital since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, at DuPont Capital and has oversight for all Global Equity strategies at the firm. He joined DuPont Capital in 1998.

The date of this Supplement is June 28, 2012.

Please include this Supplement with your Prospectus.

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